                                                                    EXHIBIT 99.1



                                             Contacts:  (Media)     Jim Sabourin
                                                                    480/693-5729

                                                        (Investors) Derek Kerr
                                                                    480/693-5710

FOR IMMEDIATE RELEASE: Thurs., Jan. 31, 2002

                      AMERICA WEST REPORTS FOURTH QUARTER
                      AND FULL-YEAR 2001 FINANCIAL RESULTS

         - Net loss for the fourth quarter was $60.9 million or $1.81 per share, including non-recurring charges and federal financial assistance related to the September 11 terrorist attacks.

         - Passenger revenue per available seat mile (RASM) declined 17.7 percent from the fourth quarter of 2000 due to a reduction in demand for air travel following the September 11 attacks and a reduction in business travel driven by an already slowing economy. RASM improved consistently throughout the fourth quarter.

         - Cost per available seat mile (CASM) declined 2.3 percent due to a 33 percent drop in average fuel price.

         - Operating performance continued to improve. Percentage of flights cancelled declined 85 percent. On-time performance improved 33 percent. Mishandled baggage was reduced by 39 percent.

         PHOENIX (NYSE:AWA)--America West Holdings Corporation, parent company of America West Airlines, Inc. and The Leisure Company, today reported a fourth quarter net loss of $60.9 million and a diluted loss per share of $1.81. For the same period a year ago, America West reported a net loss of $41.7 million, or $1.24 per share.

         The results include approximately $8.8 million of pre-tax, non-recurring employee benefit expenses ($5.5 million after taxes) and $2.7 million of pre-tax special charges ($1.7 million after taxes) related to the early termination of aircraft leases offset by an $8.8 million pre-tax gain from an insurance settlement ($5.5 million after taxes). The results also include approximately $48 million of pre-tax federal financial assistance ($29.9 million after taxes) following the September 11 terrorist attacks.
                                                                         more...

AMERICA WEST FINANCIAL RESULTS / 2

         Excluding the non-recurring items and federal grant, the company's net loss for the quarter was $89.1 million, or $2.64 per share.

         "America West's fourth quarter results reflect the continued impact on the airline industry of the September 11 terrorist attacks," said W. Douglas Parker, chairman and chief executive officer. "Despite the difficult times facing the airline industry, we are encouraged by our improved liquidity position, our incredible turnaround in operations and the trends in revenue performance."

         Operating revenues for the quarter were $400 million, down 30 percent from the same period in 2000. Available seat miles (ASMs) declined 14.8 percent due to a reduction in scheduled flights after September 11, driven by reduced demand. Revenue passenger miles were 4.0 billion, down 14.8 percent from fourth quarter 2000, consistent with the reduction in capacity. The airline's passenger load factor was 68.5 percent.

         Passenger yields fell 17.8 percent to 9.38 cents due to an industry-wide decline in business travel and aggressive fare sales since September 11. The decrease in yields caused passenger revenue per available seat mile (RASM) to decline 17.7 percent to 6.42 cents. RASM improved throughout the quarter, however, as December's year-over-year decline in RASM of 15.1 percent was significantly better than the 21.1 percent recorded in October or 17.4 percent in November.

         Operating cost per available seat mile (CASM) for the fourth quarter of 2001 declined 2.3 percent due to a 33 percent decline in average fuel price. Average fuel price excluding tax was 71.8 cents per gallon versus $1.08 in the fourth quarter of 2000. Excluding fuel and non-recurring items, CASM increased
7.7 percent as ASMs were reduced significantly without a commensurate reduction in costs.

         For the full year 2001, America West reported a net loss of $147.9 million and a diluted loss per share of $4.39. Revenues for the full year decreased 11.9 percent to $2.1 billion.

                                                                         more...

AMERICA WEST FINANCIAL RESULTS / 3

         America West continued its dramatic climb in operating performance through the fourth quarter of 2001. For the fourth quarter, as reported to the Department of Transportation (DOT), 85.2 percent of America West flights arrived on-time, compared with 64.1 percent in the same quarter of 2000. Completion factor increased to 99.3 percent from 95.4 percent. Additionally, America West posted a 39 percent improvement in mishandled baggage.

         As a result of the dramatic improvements, the airline currently ranks near the top of the industry in these important service measurements, and customer complaints to the DOT have dropped 55 percent.

         "Our employees deserve credit for the outstanding job they've done in improving the airline's operations in 2001, and for maintaining this level of service while providing a heightened level of security for our customers," added Parker. "It's clear that America West is operating a far different airline today than it was 18 months ago."

         On January 18, 2002, America West closed a term loan in the amount of $429 million and completed arrangements for more than $600 million in concessions, financing and financial assistance following final approval by the Air Transportation Stabilization Board (ATSB) of approximately $380 million in loan guarantees under the Air Transportation Safety and Stabilization Act. Key terms of the loan agreement and related transactions are disclosed in the company's Form 8-K to be filed with the Securities and Exchange Commission today.

         America West will conduct a live audio webcast of its fourth quarter earnings conference call today at 1:00 p.m. EST (11:00 a.m. MST). The webcast will be available to the public on a listen-only basis at www.americawest.com. An archive will be available through Feb. 3, 2002.

                                                                         more...

AMERICA WEST FINANCIAL RESULTS / 4

         America West Holdings Corporation is an aviation and travel services company. Wholly owned subsidiary America West Airlines is the nation's eighth largest carrier serving 88 destinations in the U.S., Canada and Mexico. The Leisure Company, also a wholly owned subsidiary, is one of the nation's largest tour packagers.

         Financial and statistical tables follow:

          This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause America West's actual results and financial position to differ materially from these statements. The risks and uncertainties include, but are not limited to, the aftermath of the September 11 terrorist attacks, the resulting negative impacts on revenues due to airport closures and reduced demand for air travel, increased costs due to enhanced security measures and related government directives, the ability of the company to obtain sufficient additional financing if necessary to survive the adverse economic effects following the September 11 attacks, limitations on financing flexibility due to high levels of debt, financial and other covenants in debt instruments and cross default provisions and the potential dilutive impact of the warrants and convertible notes issued in connection with the term loan and related transactions, the cyclical nature of the airline industry, competitive practices in the industry, the impact of changes in fuel prices, relations with unionized employees generally and the impact of the process of negotiation of labor contracts on the company's operations, the outcome of negotiations of collective bargaining agreements and the impact of these agreements on labor costs, the impact of industry regulations and other factors described from time to time in the company's publicly available SEC reports. The company undertakes no obligation to publicly update any forward-looking statement to reflect events or circumstances that may arise after the date of this press release.

America West Holdings Corporation
Fourth Quarter 2001 Financial Results / 5

                        America West Holdings Corporation
                 Condensed Consolidated Statements of Operations
                     (in thousands except per share amounts)
                                   (unaudited)

                                                   3 Months Ended    3 Months Ended
                                                    December 31,       December 31,             Percent
                                                         2001              2000                 Change
                                                      ---------         ---------             ---------
Operating revenues:
    Passenger                                         $ 378,338         $ 539,958               (29.9)
    Cargo                                                 6,225             9,593               (35.1)
    Other                                                15,323            23,445               (34.6)
                                                      ---------         ---------
    Total operating revenues                            399,886           572,996               (30.2)
                                                      ---------         ---------
Operating expenses:
    Salaries and related costs                          151,088           149,094                 1.3
    Aircraft rental                                      90,108            86,354                 4.3
    Rentals and landing fees                             35,587            33,942                 4.8
    Aircraft fuel                                        64,547           115,863               (44.3)
    Agency commissions                                   13,068            18,775               (30.4)
    Aircraft maintenance materials and repairs           60,072            72,958               (17.7)
    Depreciation and amortization                        16,516            15,125                 9.2
    Reorganization value amortization                     4,974             4,974                  --
    Special charges                                       2,657                --                  --
    Other                                                98,918           148,125               (33.2)
                                                      ---------         ---------
    Total operating expenses                            537,535           645,210               (16.7)
                                                      ---------         ---------
    Operating loss                                     (137,649)          (72,214)               90.6
                                                      ---------         ---------
Nonoperating income (expenses):
    Interest income                                       3,415             4,606               (25.9)
    Interest expense, net                                (7,209)           (4,048)               78.1
    Federal government assistance                        47,964                --                  --
    Other, net                                              (68)              620                  --
                                                      ---------         ---------
    Total nonoperating income (expenses), net            44,102             1,178                  --
                                                      ---------         ---------

Loss before income taxes                                (93,547)          (71,036)               31.7
                                                      ---------         ---------
Income tax benefit                                      (32,675)          (29,293)               11.5
                                                      ---------         ---------
Net loss                                              $ (60,872)        $ (41,743)               45.8
                                                      =========         =========
Earnings (loss) per share:
    Basic:                                            $   (1.81)        $   (1.24)               45.6
                                                      =========         =========
    Diluted:                                          $   (1.81)        $   (1.24)               45.6
                                                      =========         =========
Shares used for computation:
    Basic:                                               33,720            33,784                (0.2)
                                                      =========         =========
    Diluted:                                             33,720            33,784                (0.2)
                                                      =========         =========

America West Holdings Corporation
Fourth Quarter 2001 Financial Results / 6

                           America West Airlines, Inc.
                            Statements of Operations
                                 (in thousands)
                                   (unaudited)

                                                    3 Months Ended      3 Months Ended
                                                      December 31,        December 31,            Percent
                                                         2001                2000                 Change
                                                       ---------           ---------             ---------
Operating revenues:
   Passenger                                           $ 378,338           $ 539,958               (29.9)
   Cargo                                                   6,225               9,593               (35.1)
   Other                                                   6,755              13,165               (48.7)
                                                       ---------           ---------
   Total operating revenues                              391,318             562,716               (30.5)
                                                       ---------           ---------
Operating expenses:
   Salaries and related costs                            150,740             148,524                 1.5
   Aircraft rental                                        90,108              86,354                 4.3
   Rentals and landing fees                               35,587              33,941                 4.8
   Aircraft fuel                                          64,547             115,863               (44.3)
   Agency commissions                                     13,068              18,775               (30.4)
   Aircraft maintenance materials and repairs             60,072              72,958               (17.7)
   Depreciation and amortization                          16,516              15,125                 9.2
   Reorganization value amortization                       4,974               4,974                  --
   Special charges                                         2,657                  --                  --
   Other                                                  91,135             139,150               (34.5)
                                                       ---------           ---------
   Total operating expenses                              529,404             635,664               (16.7)
                                                       ---------           ---------

   Operating loss                                       (138,086)            (72,948)               89.3
                                                       ---------           ---------
Nonoperating income (expenses):
   Interest income                                         4,875               6,796               (28.3)
   Interest expense, net                                  (8,581)             (5,936)               44.6
   Federal government assistance                          47,964                  --                  --
   Other, net                                                161               1,768               (90.9)
                                                       ---------           ---------
   Total nonoperating income (expenses), net              44,419               2,628                  --
                                                       ---------           ---------
Loss before income taxes                                $(93,667)          $ (70,320)               33.2
                                                       =========           =========

America West Holdings Corporation
Fourth Quarter 2001 Financial Results / 7




                                                    3 Months Ended      3 Months Ended
                                                      December 31,        December 31,        Percent
                                                         2001                2000             Change
                                                       ---------           ---------         ---------
Operating Statistics:

Number of aircraft at end of period                          146               138               5.8
Available seat miles/ASMs (in millions)                    5,892             6,918             (14.8)
Block hours                                              110,714           132,262             (16.3)
Average stage length (miles)                                 901               885               1.8
Revenue passenger miles/RPMs (in millions)                 4,034             4,733             (14.8)
Load factor (%)                                             68.5              68.4               0.1 points
Passenger enplanements (000)                               4,144             4,958             (16.4)
Passenger yield (cents)                                     9.38             11.41             (17.8)
Passenger revenue per ASM (cents)                           6.42              7.80             (17.7)
Operating revenue per ASM (cents)                           6.64              8.13             (18.3)
Operating cost per ASM (cents)                              8.98              9.19              (2.3)
Operating cost per ASM excluding non-recurring
     charges (cents)                                        8.94              8.96              (0.2)
Operating cost per ASM excluding fuel and                   7.84              7.28               7.7
     non-recurring charges (cents)
Average fuel cost per gallon (cents)                       71.81            107.81             (33.4)
Fuel gallons consumed (in millions)                         89.9             107.4             (16.3)

                        America West Holdings Corporation
      Adjustment for Amortization of Excess Reorganization Value (ERV)(a)
                      (in thousands except per share data)

                                           3 Months Ended         3 Months Ended
                                         December 31, 2001       December 31, 2000
                                             ----------             ----------
Diluted EPS - as reported                    $    (1.81)            $    (1.24)
Pretax amortization of ERV (b)                    5,373                  5,373
After-tax amortization of ERV (c)                 5,373                  5,373
Diluted shares                                   33,720                 33,784
Amortization of ERV per share                $     0.16             $     0.16

Diluted EPS - as adjusted                    $    (1.65)            $    (1.08)

(a) ERV is an intangible asset that was established upon the Company's emergence from financial restructuring in August 1994 and is being amortized over a 20-year period.

(b) Includes $399,000 of ERV for the fourth quarter 2001 and 2000, respectively, classified as TLC expenses.

(c)  Amortization of ERV is not a tax-deductible expense.

America West Holdings Corporation
Fourth Quarter 2001 Financial Results / 8

                        America West Holdings Corporation
                      Condensed Consolidated Balance Sheets
                            (in thousands of dollars)

                                                           December 31, 2001     December 31, 2000
                                                               ----------            ----------
                                                               (Unaudited)
Assets

Current assets
  Cash equivalents and short-term investments                  $  156,865            $  194,824
  Other current assets, net                                       204,533               236,276
                                                               ----------            ----------
    Total current assets                                          361,398               431,100
                                                               ----------            ----------

Property and equipment, net                                       825,903               754,327

Other assets
  Restricted cash                                                  54,546                34,554
  Reorganization value in excess of amounts
    allocable to identifiable assets, net                         272,283               293,780
  Other assets                                                     56,779                54,754
                                                               ----------            ----------
    Total assets                                               $1,570,909            $1,568,515
                                                               ==========            ==========

Liabilities and Stockholders' Equity

Current liabilities
  Current maturities of long-term debt and
    capital leases                                             $  119,141            $  159,667
  Other liabilities                                               561,998               454,530
                                                               ----------            ----------
    Total current liabilities                                     681,139               614,197
                                                               ----------            ----------
  Long-term debt, less current maturities                         222,955               145,578
  Deferred credits and other noncurrent liabilities               133,779               101,122
  Deferred tax liability, net                                      10,692                40,545
  Stockholders' equity                                            522,344               667,073
                                                               ----------            ----------
  Total liabilities and stockholders' equity                   $1,570,909            $1,568,515
                                                               ==========            ==========

America West Holdings Corporation
Fourth Quarter 2001 Financial Results / 9

                        America West Holdings Corporation
                 Condensed Consolidated Statements of Operations
                     (in thousands except per share amounts)
                                   (unaudited)

                                                       12 Months Ended       12 Months Ended          Percent
                                                      December 31, 2001     December 31, 2000         Change
                                                        -----------           -----------              -----
Operating revenues:
    Passenger                                           $ 1,941,877           $ 2,179,811              (10.9)
    Cargo                                                    33,824                37,377               (9.5)
    Other                                                    90,212               127,166              (29.1)
                                                        -----------           -----------
    Total operating revenues                              2,065,913             2,344,354              (11.9)
                                                        -----------           -----------

Operating expenses:
    Salaries and related costs                              603,819               559,578                7.9
    Aircraft rental                                         355,517               331,005                7.4
    Rentals and landing fees                                140,372               130,680                7.4
    Aircraft fuel                                           343,224               373,313               (8.1)
    Agency commissions                                       75,085                86,469              (13.2)
    Aircraft maintenance materials and repairs              257,939               258,432               (0.2)
    Depreciation and amortization                            63,178                54,313               16.3
    Reorganization value amortization                        19,896                19,896                 --
    Special charges                                          38,352                    --                 --
    Other                                                   483,116               543,305              (11.1)
                                                        -----------           -----------
    Total operating expenses                              2,380,498             2,356,991                1.0
                                                        -----------           -----------

    Operating loss                                         (314,585)              (12,637)                --
                                                        -----------           -----------

Nonoperating income (expenses):
    Interest income                                          14,785                15,980               (7.5)
    Interest expense, net                                   (26,349)              (15,449)              70.6
    Federal government assistance                           108,246                    --
    Other, net                                               (3,198)               36,849                 --
                                                        -----------           -----------
    Total nonoperating income (expenses), net                93,484                37,380                 --
                                                        -----------           -----------

Income (loss) before income taxes                          (221,101)               24,743                 --
                                                        -----------           -----------

Income taxes (benefit)                                      (73,230)               17,064                 --
                                                        -----------           -----------
Net income (loss)                                       $  (147,871)          $     7,679                 --
                                                        ===========           ===========

Earnings (loss) per share:
    Basic:                                              $     (4.39)          $      0.22                 --
                                                        ===========           ===========
    Diluted:                                            $     (4.39)          $      0.22                 --
                                                        ===========           ===========
Shares used for computation:
    Basic:                                                   33,670                35,139               (4.2)
                                                        ===========           ===========
    Diluted:                                                 33,670                35,688               (5.7)
                                                        ===========           ===========

America West Holdings Corporation
Fourth Quarter 2001 Financial Results / 10

                           America West Airlines, Inc.
                            Statements of Operations
                                 (in thousands)
                                   (unaudited)



                                                       12 Months Ended      12 Months Ended           Percent
                                                      December 31, 2001    December 31, 2000          Change
                                                        -----------           -----------             -----
Operating revenues:
    Passenger                                           $ 1,941,877           $ 2,179,811             (10.9)
    Cargo                                                    33,824                37,377              (9.5)
    Other                                                    45,262                73,683             (38.6)
                                                        -----------           -----------
    Total operating revenues                              2,020,963             2,290,871             (11.8)
                                                        -----------           -----------
Operating expenses:
    Salaries and related costs                              601,986               556,906               8.1
    Aircraft rental                                         355,517               331,005               7.4
    Rentals and landing fees                                140,372               130,679               7.4
    Aircraft fuel                                           343,224               373,313              (8.1)
    Agency commissions                                       75,085                86,469             (13.2)
    Aircraft maintenance materials and repairs              257,939               258,432              (0.2)
    Depreciation and amortization                            63,178                54,313              16.3
    Reorganization value amortization                        19,896                19,896                --
    Special charges                                          38,352                    --                --
    Other                                                   445,525               492,596              (9.6)
                                                        -----------           -----------
    Total operating expenses                              2,341,074             2,303,609               1.6
                                                        -----------           -----------

    Operating loss                                         (320,111)              (12,738)               --
                                                        -----------           -----------
Nonoperating income (expenses):
    Interest income                                          22,654                23,706              (4.4)
    Interest expense, net                                   (33,789)              (22,939)             47.3
    Federal government assistance                           108,246                    --                --
    Other, net                                                   63                27,112             (99.8)
                                                        -----------           -----------
    Total nonoperating income (expenses), net                97,174                27,879                --
                                                        -----------           -----------

Income (loss) before income taxes                        $ (222,937)          $    15,141                --
                                                        ===========           ===========

America West Holdings Corporation
Fourth Quarter 2001 Financial Results / 11



                                                       12 Months Ended      12 Months Ended           Percent
                                                      December 31, 2001    December 31, 2000          Change
                                                        -----------           -----------             -----
Operating Statistics:

Number of aircraft at end of period                            146                 138                 5.8
Available seat miles/ASMs (in millions)                     26,539              27,112                (2.1)
Block hours                                                508,036             516,757                (1.7)
Average stage length (miles)                                   894                 878                 1.8

Revenue passenger miles/RPMs (in millions)                  19,074              19,113                (0.2)
Load factor (%)                                               71.9                70.5                 1.4 points
Passenger enplanements (000)                                19,576              19,954                (1.9)

Passenger yield (cents)                                      10.18               11.40               (10.7)
Passenger revenue per ASM (cents)                             7.32                8.04                (9.0)
Operating revenue per ASM (cents)                             7.61                8.45                (9.9)

Operating cost per ASM (cents)                                8.82                8.50                 3.8
Operating cost per ASM excluding non-recurring
     charges (cents)                                          8.68                8.44                 2.8
Operating cost per ASM excluding fuel and                     7.38                                     4.5
     non-recurring charges (cents)                                                7.06
Average fuel cost per gallon (cents)                          83.0               88.08                (5.8)
Fuel gallons consumed (in millions)                          413.5               423.8                (2.4)

                        America West Holdings Corporation
      Adjustment for Amortization of Excess Reorganization Value (ERV)(a)
                      (in thousands except per share data)

                                               12 Months Ended              12 Months Ended
                                              December 31, 2001            December 31, 2000
                                                 ------------                 ------------
Diluted EPS - as reported                        $      (4.39)                $       0.22
Pretax amortization of ERV (b)                         21,496                       21,496
After-tax amortization of ERV (c)                      21,496                       21,496
Diluted shares                                         33,670                       35,688
Amortization of ERV per share                    $       0.64                 $       0.60
Diluted EPS - as adjusted                        $      (3.75)                $       0.82

(a) ERV is an intangible asset that was established upon the Company's emergence from financial restructuring in August 1994 and is being amortized over a 20-year period.

(b) Includes $1,600,000 of ERV for the twelve months ended December 31, 2001 and 2000, respectively, classified as TLC expenses.

(c)  Amortization of ERV is not a tax-deductible expense.